Exhibit 4.1

VULCAN MATERIALS COMPANY

and

WILMINGTON TRUST COMPANY,
Trustee

FOURTH SUPPLEMENTAL INDENTURE

Dated as of June 14, 2011

to

SENIOR DEBT INDENTURE

Dated as of December 11, 2007

6.50% Notes due 2016
7.50% Notes due 2021

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ARTICLE FIVE
ORIGINAL ISSUE OF NOTES

Section 501. Original Issue of 2016 Notes	13
Section 502. Original Issue of 2021 Notes	13

ARTICLE SIX
MISCELLANEOUS

Section 601. Ratification of Indenture	13
Section 602. Trustee Not Responsible for Recitals	13
Section 603. Governing Law	14
Section 604. Separability	14
Section 605. Counterparts	14

EXHIBIT A Form of 2016 Notes	A-1

EXHIBIT B Form of 2021 Notes	B-1

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FOURTH SUPPLEMENTAL INDENTURE, dated as of June 14, 2011 (this “Supplemental Indenture”), between Vulcan Materials Company, a corporation duly organized and existing under the laws of the State of New Jersey, having its principal office at 1200 Urban Center Drive, Birmingham, Alabama 35242 (the “Company”), and Wilmington Trust Company, a corporation duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the senior debt indenture, dated as of December 11, 2007, to the Trustee (as heretofore supplemented, the “Indenture”), to provide for the issuance of the Company’s notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series;

WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of two new series of its notes under the Indenture to be known as its “6.50% Notes due 2016” (the “2016 Notes”) and “7.50% Notes due 2021” (the “2021 Notes”), the form and substance of each such series and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Company on May 13, 2011 and June 3, 2011, the Finance Committee thereof on May 27, 2011, and the Pricing Committee appointed by the Finance Committee on May 31, 2011 and June 3, 2011, have duly adopted resolutions, and through such resolutions have duly authorized (i) the issuance of the 2016 Notes and the 2021 Notes, and (ii) the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Article Two and Section 901(7) of the Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make each of the 2016 Notes and the 2021 Notes, each when executed by the Company and authenticated and delivered by the Trustee or an authentication agent, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of each of the 2016 Notes and the 2021 Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of each of the 2016 Notes and the 2021 Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE ONE
DEFINITIONS

Section 101. Definition of Terms.

Unless the context otherwise requires:

(a)           each term defined in the Indenture has the same meaning when used in this Supplemental Indenture;

(b)           the singular includes the plural and vice versa; and

(c)           headings are for convenience of reference only and do not affect interpretation.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company is composed of members who are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date of this Supplemental Indenture or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agency” means in respect of any series of Securities (a) each of Moody’s and S&P; and (b) if either of Moody’s or S&P ceases to rate the Securities of such series or fails to make a rating of the Securities of such series publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company and certified by the Company’s Board of Directors as a replacement agency for the agency that ceased such rating or failed to make it publicly available.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE 2016 NOTES

Section 201. Designation and Principal Amount.

There is hereby authorized and established a series of Securities under the Indenture, designated as the “6.50% Notes due 2016”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2016 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2016 Notes, pursuant to Section 303 of the Indenture.

Section 202. Maturity.

The Stated Maturity of principal for the 2016 Notes will be December 1, 2016.

Section 203. Further Issues.

The Company may from time to time, without the consent of the Holders of the 2016 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2016 Notes. Any such additional notes, together with the 2016 Notes herein provided for, will constitute a single series of Securities under the Indenture.

Section 204. Form and Payment.

Principal of, premium, if any, and interest on the 2016 Notes shall be payable in U.S. dollars.

Section 205. Global Securities.

Upon the original issuance, the 2016 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of the Depository Trust Company (“DTC”). The Company will issue the 2016 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 206. Definitive Form.

If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2016 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2016 Notes represented by Global Securities, the Company may issue the 2016 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2016 Notes will be entitled to physical delivery in definitive form of 2016 Notes, equal in principal amount to such beneficial interest and to have 2016 Notes registered in its name as shall be established in a Company Order.

Section 207. Interest.

The 2016 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from June 14, 2011 at the rate of 6.50% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from June 14, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 1 and December 1, commencing on December 1, 2011; and the record date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 208. Authorized Denominations.

The 2016 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 209. Redemption.

The 2016 Notes are subject to redemption at the option of the Company as set forth in the form of 2016 Note attached hereto as Exhibit A.

Section 210. Change of Control.

(a)          Upon the occurrence of a 2016 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all 2016 Notes in accordance with the redemption terms as set forth in the 2016 Notes or has defeased the 2016 Notes as set forth in the 2016 Notes, the Company shall make an irrevocable offer to each Holder of 2016 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2016 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2016 Notes repurchased plus accrued and unpaid interest, if any, on the 2016 Notes repurchased to, but not including, the date of repurchase.

(b)          Within 30 days following any 2016 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2016 Notes, with a copy to the Trustee, a notice:

(i)	describing the transaction or transactions that constitute or may constitute the 2016 Change of Control Repurchase Event;

(ii)	offering to repurchase all 2016 Notes tendered;

(iii)
setting forth the payment date (the “2016 Change of Control Payment Date”) for the repurchase of the 2016 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;

(iv)
if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2016 Change of Control Repurchase Event occurring on or prior to the 2016 Change of Control Payment Date specified in such notice;

(v)	disclosing that any 2016 Note not tendered for repurchase will continue to accrue interest; and

(vi)	specifying the procedures for tendering 2016 Notes.

(c)          The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2016 Notes as a result of a 2016 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2016 Change of Control Repurchase Event provisions of the 2016 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2016 Change of Control Repurchase Event provisions of the 2016 Notes by virtue of such conflict.

(d)          On the repurchase date following a 2016 Change of Control Repurchase Event, the Company shall, to the extent lawful:

(i)	accept for payment all 2016 Notes or portions thereof properly tendered pursuant to such offer;

(ii)	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2016 Notes or portions thereof properly tendered; and

(iii)
deliver or cause to be delivered to the Trustee the 2016 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2016 Notes or portions thereof being repurchased by the Company.

(e)           Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of 2016 Notes properly tendered the purchase price for such 2016 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2016 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2016 Note equal in principal amount to any unpurchased portion of any 2016 Notes surrendered; provided that each new 2016 Note will be in a principal amount of an integral multiple of $1,000.

(f)           The Company shall not be required to make an offer to repurchase the 2016 Notes upon a 2016 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2016 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2016 Notes if there has occurred and is continuing on the 2016 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2016 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.

(g)           Solely for purposes of this Section 210 in connection with the 2016 Notes, the following terms shall have the following meanings:

“2016 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2016 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).

“2016 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2016 Below Investment Grade Ratings Event.

Section 211. Appointment of Agents.

Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2016 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Global Transaction Services, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.

Section 212. Securities Filings.

(a)           Notwithstanding that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is otherwise required to report on an annual and quarterly basis on applicable forms pursuant to rules and regulations promulgated by the Commission, so long as the 2016 Notes are outstanding (unless defeased in a legal defeasance), the Company will (x) file with the Commision (unless the Commission will not accept such filing), and (y) make available to the Trustee and, upon written request, the Holders of the 2016 Notes, without cost to any such Holder, from the date that the 2016 Notes are issued:

(i)
within the time periods specified by the Exchange Act (including all applicable extension periods), an annual report on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); and

(ii)
within the time periods specified by the Exchange Act (including all applicable extension periods), a quarterly report on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form).

(b)           In the event that the Company is not permitted to file its annual or quarterly reports with the Comission pursuant to the Exchange Act, the Company shall nevertheless make available such Exchange Act reports to the Trustee and the Holders of the 2016 notes as if the Company was subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act within the time periods specified by the Exchange Act (including all applicable extension periods), which requirement may be satisfied by posting such reports on the Company’s website within the applicable time periods specified in Sections 212(a)(i) and (a)(ii) above.

(c)           Notwithstanding the foregoing, the availability of the reports referred to in Sections 212(a)(i) and (a)(ii) above on the Comission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system, including the Comission’s Interactive Data Electronic Application system) and the Company’s website within the applicable time periods specified in Sections 212(a)(i) and (a)(ii) above will be deemed to satisfy the delivery obligations under this Section 212.

(d)           Delivery of reports, information and documents to the Trustee and, if applicable, to the Security Registrar and Paying Agent is for informational purposes only and their respective receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s or any other Person’s compliance with any of its covenants under the Indenture, the Supplemental Indenture or the 2016 Notes (as to which the Trustee, Security Registrar and Paying Agent are entitled to rely exclusively on Officers’ Certificates). None of the Trustee, the Security Registrar or Paying Agent shall be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other Person’s compliance with the covenants described herein or with respect to any reports or other documents filed under the Indenture or the Supplemental Indenture.

ARTICLE THREE
GENERAL TERMS AND CONDITIONS OF THE 2021 NOTES

Section 301. Designation and Principal Amount.

There is hereby authorized and established a series of Securities under the Indenture, designated as the “7.50% Notes due 2021”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2021 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2021 Notes, pursuant to Section 303 of the Indenture.

Section 302. Maturity.

The Stated Maturity of principal for the 2021 Notes will be June 15, 2021.

Section 303. Further Issues.

The Company may from time to time, without the consent of the Holders of the 2021 Notes, issue additional notes of that series. Any such additional notes will have the same ranking, interest rate, maturity date and other terms as the 2021 Notes. Any such additional notes, together with the 2021 Notes herein provided for, will constitute a single series of Securities under the Indenture.

Section 304. Form and Payment.

Principal of, premium, if any, and interest on the 2021 Notes shall be payable in U.S. dollars.

Section 305. Global Securities.

Upon the original issuance, the 2021 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will issue the 2021 Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof and will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 306. Definitive Form.

If (a) the Depositary is at any time unwilling or unable to continue as depositary or ceases to be a registered clearing agency and, in either case, a successor depositary is not appointed by the Company within 90 days of notice thereof, (b) an Event of Default has occurred with regard to the 2021 Notes and has not been cured or waived, or (c) the Company at any time and in its sole discretion determines not to have the 2021 Notes represented by Global Securities, the Company may issue the 2021 Notes in definitive form in exchange for such Global Securities. In any such instance, an owner of a beneficial interest in 2021 Notes will be entitled to physical delivery in definitive form of 2021 Notes, equal in principal amount to such beneficial interest and to have 2021 Notes registered in its name as shall be established in a Company Order.

Section 307. Interest.

The 2021 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from June 14, 2011 at the rate of 7.50% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from June 14, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are June 15 and December 15, commencing on December 15, 2011; and the record date for the interest payable on any Interest Payment Date is the close of business on June 1 or December 1 (whether or not such day is a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 308. Authorized Denominations.

The 2021 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 309. Redemption.

The 2021 Notes are subject to redemption at the option of the Company as set forth in the form of 2021 Note attached hereto as Exhibit B.

Section 310. Change of Control.

(a)           Upon the occurrence of a 2021 Change of Control Repurchase Event (as defined below), unless the Company has exercised its right to redeem all 2021 Notes in accordance with the redemption terms as set forth in the 2021 Notes or has defeased the 2021 Notes as set forth in the 2021 Notes, the Company shall make an irrevocable offer to each Holder of 2021 Notes to repurchase all or any part (equal to or in excess of $2,000 and in integral multiples of $1,000) of such Holder’s 2021 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2021 Notes repurchased plus accrued and unpaid interest, if any, on the 2021 Notes repurchased to, but not including, the date of repurchase.

(b)           Within 30 days following any 2021 Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but in either case, after the public announcement of such Change of Control, the Company shall mail, or shall cause to be mailed, to each Holder of 2021 Notes, with a copy to the Trustee, a notice:

(i)	describing the transaction or transactions that constitute or may constitute the 2021 Change of Control Repurchase Event;

(ii)	offering to repurchase all 2021 Notes tendered;

(iii)
setting forth the payment date (the “2021 Change of Control Payment Date”) for the repurchase of the 2021 Notes, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed;

(iv)
if mailed prior to the date of consummation of the Change of Control, stating that the offer to repurchase is conditioned on a 2021 Change of Control Repurchase Event occurring on or prior to the 2021 Change of Control Payment Date specified in such notice;

(v)	disclosing that any 2021 Note not tendered for repurchase will continue to accrue interest; and

(vi)	specifying the procedures for tendering 2021 Notes.

(c)           The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2021 Notes as a result of a 2021 Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the 2021 Change of Control Repurchase Event provisions of the 2021 Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the 2021 Change of Control Repurchase Event provisions of the 2021 Notes by virtue of such conflict.

(d)           On the repurchase date following a 2021 Change of Control Repurchase Event, the Company shall, to the extent lawful:

(i)	accept for payment all 2021 Notes or portions thereof properly tendered pursuant to such offer;

(ii)	deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all 2021 Notes or portions thereof properly tendered; and

(iii)
deliver or cause to be delivered to the Trustee the 2021 Notes properly accepted, together with an Officers’ Certificate of the Company stating the aggregate principal amount of 2021 Notes or portions thereof being repurchased by the Company.

(e)           Upon receipt of the required funds, the Paying Agent will promptly distribute to each Holder of 2021 Notes properly tendered the purchase price for such 2021 Notes deposited with the Paying Agent by the Company, the Company will execute and the Authenticating Agent, upon the execution and delivery by the Company of such 2021 Notes, will promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new 2021 Note equal in principal amount to any unpurchased portion of any 2021 Notes surrendered; provided that each new 2021 Note will be in a principal amount of an integral multiple of $1,000.

(f)           The Company shall not be required to make an offer to repurchase the 2021 Notes upon a 2021 Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all 2021 Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any 2021 Notes if there has occurred and is continuing on the 2021 Change of Control Payment Date an Event of Default in respect of any series of notes under the Indenture, other than a default in the payment of all or any portion of the aggregate purchase price in respect of all 2021 Notes or portions thereof properly tendered in connection with a Change of Control Repurchase Event.

(g)           Solely for purposes of this Section 310 in connection with the 2021 Notes, the following terms shall have the following meanings:

“2021 Below Investment Grade Ratings Event” means that on any day commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period will be extended following consummation of a Change of Control for up to an additional 60 days for so long as either of the Rating Agencies has publicly announced that it is considering a possible ratings change), the 2021 Notes are downgraded to a rating that is below Investment Grade by each of the Rating Agencies (regardless of whether the rating prior to such downgrade was Investment Grade or below Investment Grade).

“2021 Change of Control Repurchase Event” means the occurrence of both a Change of Control and a 2021 Below Investment Grade Ratings Event.

Section 311. Appointment of Agents.

Citibank, N.A. will initially be the Security Registrar and Paying Agent for the 2021 Notes and will act as such only at its offices (a) for Securities transfer purposes and for purposes of presentment and surrender of Securities for the final distributions thereon, at Citibank, N.A., 111 Wall Street, 15th Floor, New York, New York 10005, Attention: 15th Floor Window and (b) for all other purposes, at Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York, 10013, Attention: Global Transaction Services, Vulcan Materials Company; or any other address that the Securities Registrar and Paying Agent may designate with respect to itself from time to time by notice to the Trustee, the Company and the Holders.

Section 312. Securities Filings.

(a)           Notwithstanding that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is otherwise required to report on an annual and quarterly basis on applicable forms pursuant to rules and regulations promulgated by the Comission, so long as the 2021 Notes are outstanding (unless defeased in a legal defeasance), the Company will (x) file with the Comission (unless the Comission will not accept such filing), and (y) make available to the Trustee and, upon written request, the Holders of the 2021 Notes, without cost to any such Holder, from the date that the 2021 Notes are issued:

(i)
within the time periods specified by the Exchange Act (including all applicable extension periods), an annual report on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); and

(ii)
within the time periods specified by the Exchange Act (including all applicable extension periods), a quarterly report on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form).

(b)           In the event that the Company is not permitted to file its annual or quarterly reports with the Comission pursuant to the Exchange Act, the Company shall nevertheless make available such Exchange Act reports to the Trustee and the Holders of the 2021 notes as if the Company was subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act within the time periods specified by the Exchange Act (including all applicable extension periods), which requirement may be satisfied by posting such reports on the Company’s website within the applicable time periods specified in Sections 312(a)(i) and (a)(ii) above.

(c)           Notwithstanding the foregoing, the availability of the reports referred to in Sections 312(a)(i) and (a)(ii) above on the Comission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system, including the Comission’s Interactive Data Electronic Application system) and the Company’s website within the applicable time periods specified in Sections 312(a)(i) and (a)(ii) above will be deemed to satisfy the delivery obligations under this Section 312.

(d)           Delivery of reports, information and documents to the Trustee and, if applicable, to the Security Registrar and Paying Agent is for informational purposes only and their respective receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s or any other Person’s compliance with any of its covenants under the Indenture, the Supplemental Indenture or the 2021 Notes (as to which the Trustee, Security Registrar and Paying Agent are entitled to rely exclusively on Officers’ Certificates). None of the Trustee, the Security Registrar or Paying Agent shall be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s or any other Person’s compliance with the covenants described herein or with respect to any reports or other documents filed under the Indenture or the Supplemental Indenture.

ARTICLE FOUR
FORMS OF NOTES

Section 401. Form of 2016 Notes.

The 2016 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit A hereto.

Section 402. Form of 2021 Notes.

The 2021 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in Exhibit B hereto.

ARTICLE FIVE
ORIGINAL ISSUE OF NOTES

Section 501. Original Issue of 2016 Notes.

The 2016 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2016 Notes as in such Company Order provided.

Section 502. Original Issue of 2021 Notes.

The 2021 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2021 Notes as in such Company Order provided.

ARTICLE SIX
MISCELLANEOUS

Section 601. Ratification of Indenture.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to the 2016 Notes and the 2021 Notes.

Section 602. Trustee Not Responsible for Recitals.

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 603. Governing Law.

This Supplemental Indenture, each 2016 Note and each 2021 Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 604. Separability.

In case any one or more of the provisions contained in this Supplemental Indenture, the 2016 Notes or the 2021 Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the notes, but this Supplemental Indenture and the 2016 Notes and the 2021 Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 605. Counterparts.

This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

VULCAN MATERIALS COMPANY

By:	/s/ Robert A. Wason, IV
	Name:	Robert A. Wason, IV
	Title:	Senior Vice President and General Counsel

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Michael G. Oller, Jr.
	Name:	Michael G. Oller, Jr.
	Title:	Assistant Vice President

Acknowledged:

CITIBANK, N.A., as initial Authenticating Agent, Paying Agent, Security Registrar and Calculation Agent

By:	/s/ John Hannon
	Name:	John Hannon
	Title:	Vice President

EXHIBIT A

FORM OF 2016 NOTES

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

VULCAN MATERIALS COMPANY
6.50% NOTE DUE 2016

No.	$
CUSIP No. 929160 AQ2

Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________ Dollars on December 1, 2016, and to pay interest thereon from June 14, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 2011 at the rate of 6.50% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 6.50% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

or

WILMINGTON TRUST COMPANY, as Trustee

By:	CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2016 NOTE)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of June 14, 2011, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 50 basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

The Independent Investment Banker (as defined below) will calculate the Redemption Price.

“Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.

“Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 of the Indenture to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 210 of the Fourth Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304  of the Indenture are satisfied.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

FORM OF 2021 NOTES

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

VULCAN MATERIALS COMPANY

7.50% NOTE DUE 2021

No.	$
CUSIP No. 929160 AR0

Vulcan Materials Company, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Dollars on June 15, 2021, and to pay interest thereon from June 14, 2011, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2011 at the rate of 7.50% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 7.50% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

VULCAN MATERIALS COMPANY

By:

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

or

WILMINGTON TRUST COMPANY, as Trustee

By:	CITIBANK, N.A., as Authenticating Agent

By:
Authorized Officer

(FORM OF REVERSE OF 2021 NOTE)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of December 11, 2007 (herein called the “Indenture”), as supplemented by the Fourth Supplemental Indenture, dated as of June 14, 2011, between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) one hundred percent (100%) of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on the Securities discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 50 basis points, and plus accrued and unpaid interest, if any, on the Securities being redeemed to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

The Independent Investment Banker (as defined below) will calculate the Redemption Price.

“Treasury Rate” means, with respect to the Securities on any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of those Securities.

“Comparable Treasury Price” means, with respect to the Securities on any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee as directed by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and the Securities on any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall replace that former dealer with another Primary Treasury Dealer.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and (ii) certain restrictive covenants and other covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security. In addition, upon the Company’s exercise of the option provided in Section 1301 of the Indenture to obtain a covenant defeasance with respect to this Security, the Company shall be released from its obligations under Section 310 of the Fourth Supplemental Indenture (in addition to the Sections provided in Section 1303 of the Indenture) with respect to this Security on and after the date the applicable conditions set forth in Section 1304 of the Indenture are satisfied.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Except as set forth in Article Thirteen of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.